UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant? ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AngioDynamics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ANGIODYNAMICS, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

603 QUEENSBURY

AVE. QUEENSBURY,

NY 12804

Stockholder Meeting to be held on 10/21/08

Proxy Materials Available

•	Letter to Stockholders from Eamonn P. Hobbs, Chief Executive Officer
•	Notice and Proxy Statement
•	Form 10-K

PROXY MATERIALS – VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 10/07/08.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit:
www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
1) BY INTERNET – www.proxyvote.com
2) BY TELEPHONE – 1-800-579-1639
3) BY E-MAIL* – sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type: Annual

Meeting Date: 10/21/08

Meeting Time: 9:00 a.m. PDT

For holders as of: 08/28/08

Meeting Location:

The Fairmont Sonoma Mission Inn

100 Boyes Blvd. Sonoma,

CA

Meeting Directions:

For Meeting Directions Please Call:

518-798-1215

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends that you vote FOR the election of each Class II director nominee listed below.

1.	To elect three Class II directors to serve for the ensuing three years and until their successors shall be elected and qualified;

Nominees for Class II director-

Term

Ending 2011:

01) Vincent A. Bucci

02) Howard W. Donnelly

03) Charles T. Orsatti

The Board of Directors recommends that you vote FOR each of the proposals below.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as AngioDynamics' independent registered public accounting firm for the fiscal year ending May 31, 2009.

3.	To amend AngioDynamics' 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 2,000,000 to 3,000,000.

4	To amend AngioDynamics' Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be offered under the plan from 200,000 to 400,000.

PLEASE NOTE—YOU CANNOT VOTE BY RETURNING THIS NOTICE: To vote these shares you must vote by Internet, by telephone, by requesting and returning a paper proxy card or by submitting a ballot in person at the meeting.